UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 18, 2009
JAVELIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32949	88-0471759
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
125 CambridgePark Drive, Cambridge, Massachusetts 02140
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (617) 349-4500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On December 18, 2009, Javelin Pharmaceuticals, Inc., a Delaware corporation (“Javelin”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Myriad Pharmaceuticals, Inc. (“MPI”), MPI Merger Sub, Inc., a wholly-owned subsidiary of MPI (the “Merger Sub”), and a representative of the Javelin stockholders (the “Stockholder Representative”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Javelin with Javelin continuing as the surviving corporation and a wholly-owned subsidiary of MPI (the “Merger”). Upon consummation of the Merger, the pre-Merger stockholders of Javelin will own approximately 40.6% of the combined company.
Merger Agreement
     At the effective time of the Merger, each outstanding share of Javelin’s common stock (“Javelin Common Stock”) will be converted and exchanged into the right to receive 0.2820 shares of MPI’s common stock (“MPI Common Stock”) and a number of additional shares of MPI Common Stock upon approval by the United States Food and Drug Administration (the “FDA”) of the New Drug Application for Dyloject™ (injectable diclofenac) (the “Dyloject NDA”) in the amount of:
•	0.0491 shares of MPI Common Stock if the FDA approves the Dyloject NDA on or prior to June 30, 2010;

•	0.0246 shares of MPI Common Stock if the FDA approves the Dyloject NDA after June 30, 2010, but on or prior to January 31, 2011; or

•	0.0123 shares of MPI Common Stock if the FDA approves the Dyloject NDA after January 31, 2011, but on or prior to June 30, 2011.
     Immediately following the consummation of the Merger, MPI will deposit in an escrow account the maximum number of additional shares of MPI Common Stock issuable upon FDA approval of the Dyloject NDA to Javelin’s pre-Merger stockholders.
     The Merger Agreement includes customary representations, warranties and covenants of Javelin, MPI and the Merger Sub. Javelin has agreed to operate its businesses in the ordinary course until the effective time of the Merger, subject to certain agreed upon limitations, and has agreed to certain “non-solicitation” provisions that prohibit Javelin from soliciting proposals relating to alternative business combination transactions and, subject to certain exceptions, entering into discussions or negotiations concerning proposals for alternative transactions prior to the effective time of the merger. MPI has also agreed to certain covenants, including a covenant that it will not, without Javelin’s prior consent, sell or issue any equity securities except pursuant to existing stock options or existing rights or warrants.
     Consummation of the Merger is conditioned upon the satisfaction of customary closing conditions, including the adoption of the Merger Agreement by the affirmative vote of stockholders holding a majority of the outstanding shares of Javelin Common Stock and the approval of the issuance of MPI Common Stock pursuant to the Merger Agreement by a majority of the votes cast by holders of MPI Common Stock. MPI and Javelin have each undertaken to hold a stockholders’ meeting to submit these matters to their respective stockholders for their consideration. MPI intends to file with the SEC a registration statement on Form S-4, which will include a joint proxy statement/prospectus of MPI and Javelin.
     The Merger Agreement also includes certain termination rights for Javelin and MPI and provides that, upon termination of the Merger Agreement under specified circumstances, one party will be required to pay the other party a termination fee of $2.9 million and/or to reimburse the other party’s reasonable expenses up to $1.5 million.

     The board of directors of the combined company will consist of the members of the MPI board of directors at the time of consummation of the Merger plus two members to be designated by a majority of Javelin’s board of directors immediately prior to the Merger.
     Javelin and MPI have entered into voting agreements with all directors and executive officers of Javelin obligating them to vote any shares of Javelin Common Stock held by them to adopt the Merger Agreement and to retain the shares of Javelin Common Stock they own between signing and the effective date of the Merger, unless the Merger Agreement is terminated. All MPI executive officers and directors have executed substantially similar voting agreements to support the transaction between Javelin and MPI. Copies of the forms of voting agreement among Javelin, MPI and certain Javelin stockholders and Javelin, MPI and certain MPI stockholders are attached Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.
     In connection with the Merger Agreement, MPI has extended a $6.0 million working capital facility to Javelin. The terms of the facility are described below in Item 2.03, which is incorporated herein by reference.
     The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 hereto and incorporated herein by reference.
     The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Javelin, MPI or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and only as of specified dates, were solely for the benefit of the parties to such agreement, and should not be relied upon by any other person. The representations and warranties may not be intended as statements of fact but rather as a way of allocating contractual risk between the parties to the agreement, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged and may be modified by the information contained in the disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Javelin’s or MPI’s public disclosures. Such representations and warranties will not survive consummation of the Merger.
Director Indemnification Agreement
     On December 15, 2009, Javelin entered into an indemnification agreement with Fred Mermelstein, a member of Javelin’s board of directors. The indemnification agreement provides, among other things, that Mr. Mermelstein will have a contractual right (i) to indemnification to the fullest extent permitted by applicable law for losses suffered or expenses incurred in connection with any threatened, pending or completed litigation or other proceeding relating to his service as a director of the Company, (ii) subject to certain limitations and procedural requirements, to the advancement of expenses paid or incurred in connection with such litigation or other proceeding, and (iii) to certain procedural and other protections effective upon a change in control of the Company. A copy of the indemnification agreement has been attached hereto as Exhibit 10.3, which is incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to the indemnification agreement.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
     In connection with the proposed Merger, MPI intends to file with the SEC a registration statement on Form S-4, which will include a joint proxy statement/prospectus of Javelin and MPI and other relevant materials in connection with the proposed Merger, and each of Javelin and MPI intend to file with the SEC other documents regarding the proposed Merger. The final joint proxy statement/prospectus will be mailed to the stockholders of Javelin and MPI. INVESTORS AND SECURITY HOLDERS OF JAVELIN AND MPI ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND THE OTHER RELEVANT MATERIAL CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JAVELIN, MPI AND THE PROPOSED MERGER.
     The joint proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC’s web-site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Javelin by directing a written request to Javelin Pharmaceuticals, Inc., 125 CambridgePark Drive, Cambridge, MA 02140, Attention: Investor Relations and by MPI by directing a written request to Myriad Pharmaceuticals, Inc., 320 Wakara Way, Salt Lake City, Utah 84108, Attention: Investor Relations.
     Javelin, MPI and their respective executive officers and directors and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of Javelin and MPI in connection with the proposed Merger. Information regarding Javelin’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 12, 2009, and the proxy statement for Javelin’s 2009 annual meeting of stockholders, filed with the SEC on April 30, 2009. Information about the executive officers and directors of MPI and their ownership of MPI common stock is set forth in MPI’s annual report on Form 10-K for the year ended June 30, 2009, filed with the SEC on September 28, 2009. Certain directors and executive officers of Javelin may have direct or indirect interests in the Merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments if their employment is terminated prior to or following the Merger. If and to the extent that any of the Javelin and MPI participants will receive any additional benefits in connection with the Merger, the details of those benefits will be described in the joint proxy statement/prospectus relating to the Merger. Investors and security holders may obtain additional information regarding the direct and indirect interests of Javelin, MPI and their respective executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the Merger when it becomes available.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     In connection with the Merger Agreement, on December 18, 2009, Javelin entered into a loan and security agreement (the “Loan and Security Agreement”) with MPI for a $6.0 million working capital facility (the “Working Capital Facility”). The Working Capital Facility may be drawn by Javelin or its wholly-owned subsidiary, Innovative Drug Delivery Systems, Inc. (“IDDS”), up to $2.0 million per month, subject to an aggregate cap of $6.0 million, until March 15, 2010. Borrowings under the Working Capital Facility bear interest at a rate equal to 10%, and the interest and aggregate amount of any outstanding loans will be due and payable on the first to occur of (i) the closing date of the Merger, (ii) within two business days or ninety days following the termination of the Merger Agreement, depending on the circumstances of such termination, or (iii) an acceleration for any event of default, including without limitation, if an insolvency proceeding has been instituted. If the Merger Agreement is terminated and MPI would be required to pay the termination fee or Company expenses, in each case under the

Merger Agreement, then such amounts may be offset by any amounts outstanding under the Working Capital Facility. The obligations under the Working Capital Facility are secured by all assets of Javelin and IDDS.
     The Working Capital Facility contains certain covenants, including compliance with the Merger Agreement, limiting use of proceeds for working capital purposes and limitations on incurrence of liens and transfer of collateral, except as permitted by the Merger Agreement. MPI may accelerate Javelin’s obligations under the Working Capital Facility for any event of default, including default in performance of the Merger Agreement (beyond all notice and cure periods thereunder) and if a voluntary or involuntary insolvency proceeding has been instituted against Javelin or IDDS.
     The foregoing summary of the Loan and Security Agreement and the Working Capital Facility contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Loan and Security Agreement attached as Exhibit 10.4 hereto and incorporated herein by reference.
Item 8.01 Other Events.
     Javelin and MPI issued a joint press release dated December 18, 2009 announcing the Merger. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of December 18, 2009, by and among Myriad Pharmaceuticals, Inc, MPI Merger Sub, Inc., Javelin Pharmaceuticals, Inc., and the Stockholder Representative. *

Exhibit 10.1	Form of Voting Agreement, by and among Javelin Pharmaceuticals, Inc., Myriad Pharmaceuticals, Inc. and a schedule of certain stockholders of Javelin Pharmaceuticals, Inc. signatory thereto.

Exhibit 10.2	Form of Voting Agreement, by and among Javelin Pharmaceuticals, Inc., Myriad Pharmaceuticals, Inc. and a schedule of certain stockholders of Myriad Pharmaceuticals, Inc. signatory thereto.

Exhibit 10.3	Indemnification Agreement, dated December 18, 2009, between Javelin Pharmaceuticals, Inc. and Fred Mermelstein.

Exhibit 10.4	Loan and Security Agreement, dated December 18, 2009, by and among by and among Myriad Pharmaceuticals, Inc, Javelin Pharmaceuticals, Inc., and Innovative Drug Delivery Systems, Inc.

Exhibit 99.1	Joint Press Release dated December 18, 2009.

*	The schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Javelin will furnish copies of the omitted schedules and exhibits to the SEC upon request by the SEC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Javelin Pharmaceuticals, Inc.
Date: December 18, 2009	By:	/s/ Martin J. Driscoll
		Name:	Martin J. Driscoll
		Title:	Chief Executive Officer

EXHIBIT LIST

Exhibit 2.1	Agreement and Plan of Merger, dated as of December 18, 2009, by and among Myriad Pharmaceuticals, Inc, MPI Merger Sub, Inc., Javelin Pharmaceuticals, Inc., and the Stockholder Representative. *

Exhibit 10.1	Form of Voting Agreement, by and among Javelin Pharmaceuticals, Inc., Myriad Pharmaceuticals, Inc. and a schedule of certain stockholders of Javelin Pharmaceuticals, Inc. signatory thereto.

Exhibit 10.2	Form of Voting Agreement, by and among Javelin Pharmaceuticals, Inc., Myriad Pharmaceuticals, Inc. and a schedule of certain stockholders of Myriad Pharmaceuticals, Inc. signatory thereto.

Exhibit 10.3	Indemnification Agreement, dated December 18, 2009, between Javelin Pharmaceuticals, Inc. and Fred Mermelstein.

Exhibit 10.4	Loan and Security Agreement, dated December 18, 2009, by and among by and among Myriad Pharmaceuticals, Inc, Javelin Pharmaceuticals, Inc., and Innovative Drug Delivery Systems, Inc.

Exhibit 99.1	Joint Press Release dated December 18, 2009.

*	The schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Javelin will furnish copies of the omitted schedules and exhibits to the SEC upon request by the SEC.